Investments in associates	12 Months Ended
Dec. 31, 2019
Investments in associates
Investments in associates

8. Investments in associates

In May 2019, the Company acquired a non-controlling stake in Wings Therapeutics Inc. as part of the strategic spin out of the Dystrophic Epidermolysis Bullosa (DEB) activities. Wings Therapeutics Inc. was formed and financed by EB Research Partnership (EBRP), the largest global non-profit dedicating to treating and curing EB. Wings Therapeutics focuses on developing therapies for DEB and continues to conduct the ongoing clinical trial with QR-313 targeting exon 73 as well as progress other RNA molecules that are designed for other mutations that cause DEB.

Investment
in associate
(€ in thousands)
Balance at January 1, 2018 and December 31, 2018	—

Investment in associate	949
Share in result	(520)

Balance at December 31, 2019	429